SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Earliest Event Reported: October 28, 2004

                         ENVIRONMENTAL SAFEGUARDS, INC.
             (Exact name of registrant as specified in its charter)

     Nevada                             000-21953                 87-0429198
(State or other jurisdiction of        (Commission              (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


                         2600 South Loop West, Suite 645
                              Houston, Texas 77054
          (Address of principal executive offices, including zip code)

                                 (713) 641-3838
               (Registrant's telephone number, including area code)


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Item 1.03 Bankruptcy or Receivership.
          --------------------------

     On October 28, 2004, the Chapter 11 bankruptcy of OnSite Technology, LLC ("OnSite"), one of our subsidiaries, was converted to a Chapter 7 liquidation by the U.S. Bankruptcy Court, Southern District of Texas, Houston Division, Case Number 04-41399. The U.S. Bankruptcy Trustee assigned to this matter is Lowell Cage, of Cage, Hill & Hiehaus, L.L.P., 5851 San Felipe, Suite 950, Houston, Texas 77057, 713-789-0500.


Item 8.01 Other Events.
          ------------

     As a result of recent events relating to the bankruptcy proceeding and the lack of financial resources, the Company does not presently anticipate that it will be able to maintain its ongoing filing obligations with the Securities and Exchange Commission.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ENVIRONMENTAL SAFEGUARDS, INC.


                                     (signed) /s/ James S. Percell, President
                                              ----------------------------------
Date: November 1, 2004                        James S. Percell, President


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